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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported):  August 22, 1996
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                               CENTURA BANKS, INC.
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               (Exact name of registrant as specified in charter)


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North Carolina                            1-10646                   56-1688522
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
(State of Incorporation)            (Commission File Number)  (IRS Employer Identification No.)
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134 North Church Street, Rocky Mount, North Carolina          27804
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(Address of principal executive office)                     (Zip code)


Registrant's telephone number, including area code:           (919) 977-4400
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                                       N/A
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          (Former name or former address, if changed since last report)






Exhibit Index on Page 4.





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Item 2.  Acquisition or Disposition of Assets:
On August 21, 1996, Centura Banks, Inc. ("Centura") announced that it reached agreement to acquire CLG, Inc., a privately owned company that specializes in leasing computer and technological equipment throughout the United States. Centura will exchange shares of Centura common stock for all of the issued and outstanding common stock of CLG. CLG, which has total assets of approximately $124 million, is based in Raleigh, North Carolina, with additional offices in Charlotte and Wilmington, NC, Columbus, GA and Dallas, TX. The acquisition is subject to regulatory approval and is expected to be completed during fourth quarter 1996. A press release is attached as Exhibit 99.

Centura will also resume its repurchases of Centura common stock in the open market effective August 23, 1996. Centura temporarily suspended its open market purchases effective July 12, 1996 because it had mailed the prospectus and proxy statement in connection with its proposed acquisition of First Community Bank, Gastonia, North Carolina. Under rules promulgated by the Securities and Exchange Commission, Centura is not permitted to purchase its shares in the open market during the period commencing two days before it mails a prospectus and proxy statement and ending immediately following the meeting of shareholders for which the proxy statement was mailed. The acquisition of First Community was completed on August 16, 1996.

Centura expects to continue its open market purchases in connection with the First Community transaction until it mails the prospectus and proxy statement in connection with its proposed merger with FirstSouth Bank, Burlington, North Carolina. It is anticipated that the mailing will occur during the first week of September, at which time Centura's repurchase activity will be suspended temporarily.



Item 7.  Financial statements and Exhibits.
The exhibit listed in the Exhibit Index is filed herewith as part of this Current Report on Form 8-K.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                     CENTURA BANKS, INC.
                                                     Registrant


Date: August 22, 1996               By:     /s/ Frank L. Pattillo
                                            Frank L. Pattillo
                                            Senior Executive Vice President
                                            and Chief Financial Officer



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                                  EXHIBIT INDEX

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                                                                                Sequential
                                                                                     Page
Exhibit                             Description of Exhibit                        Number
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
99                Press release dated August 21, 1996                           5
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